UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2012

INTERNATIONAL FLAVORS & FRAGRANCES INC.

(Exact name of registrant as specified in its charter)

New York	1-4858	13-1432060
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

521 West 57th Street, New York, New York		10019
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 765-5500

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 1, 2012, Margaret Hayes Adame retired from the Board of Directors of International Flavors & Fragrances Inc. (the “Company”).

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on May 1, 2012. At the Annual Meeting, (i) eleven members were elected to serve as directors of the Company; (ii) the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2012 was ratified; and (iii) the compensation of the Company’s named executive officers was approved in an advisory vote. Each of these proposals is described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 12, 2012 (the “Proxy Statement”). The final results for the votes regarding each proposal are set forth below.

The directors elected to the Company’s Board for terms expiring at the Annual Meeting in the year 2013, as well as the number of votes cast for, votes cast against, votes abstained and broker non-votes with respect to each of these individuals are set forth below:

	For	Against	Abstain	Broker Non-Votes

Marcello Bottoli	63,078,425	482,457	85,310	3,582,077
Linda B. Buck	63,423,955	143,552	78,685	3,582,077
J. Michael Cook	61,275,450	2,285,881	84,861	3,582,077
Roger W. Ferguson, Jr.	62,966,432	591,100	88,660	3,582,077
Andreas Fibig	63,399,142	161,999	85,051	3,582,077
Alexandra A. Herzan	63,090,904	477,139	78,149	3,582,077
Henry W. Howell, Jr.	63,447,332	111,767	87,093	3,582,077
Katherine M. Hudson	63,426,940	139,352	79,900	3,582,077
Arthur C. Martinez	54,150,115	9,392,172	103,905	3,582,077
Dale F. Morrison	63,339,774	161,051	85,367	3,582,077
Douglas D. Tough	60,279,195	3,275,482	91,515	3,582,077

The proposal to ratify the Audit Committee’s selection of PricewaterhouseCoopers LLP as the Company’s independent accountants for 2012 received the following votes:

For:	64,863,899
Against:	2,278,167
Abstain:	86,203
Broker Non-Votes:	0

The advisory proposal to approve the compensation of the Company’s named executive officers, as disclosed in the Company’s Proxy Statement, including the “Compensation Discussion and Analysis”, the compensation tables and related narrative disclosure, received the following votes:

For:	59,856,967
Against:	2,003,718
Abstain:	1,785,507
Broker Non-Votes:	3,582,077

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL FLAVORS & FRAGRANCES INC.

Dated: May 7, 2012	By:	/s/ Anne Chwat
	Name:	Anne Chwat
	Title:	Senior Vice President, General Counsel and Corporate Secretary